                                  EXHIBIT 99.2

                              SEARCHHOUND.com, INC.
                            CERTIFICATION PURSUANT TO
           18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SearchHound.com, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Francis O'Donnell, the Acting Chief Financial Officer and Director of the Company, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ FRANCIS O'DONNELL
Francis O'Donnell
Acting Chief Financial Officer (Principal Accounting Officer)
August   14, 2003

The  foregoing  certifications  are made  solely  for the  purpose  of 18 U.S.C.
Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.